Exhibit 10.5
SEVENTH AMENDMENT TO OFFICE LEASE AGREEMENT
     THIS SEVENTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Seventh Amendment”) is made and entered into the ___day of October, 2005 (the “Effective Date”) between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership (“Landlord”), and XYBERNAUT CORPORATION, a Delaware corporation, formerly known as Computer Products and Services, Inc. (“Tenant”), with reference to the following:
RECITALS
     A. Pursuant to the terms of that certain Office Lease Agreement dated November 1, 1994 (the “Original Lease”), as amended by (i) that certain First Amendment to Office Lease Agreement dated July 1, 1997 (the “First Amendment”); (ii) that certain Second Amendment to Office Lease Agreement dated April 30, 1998 (the “Second Amendment”); (iii) that certain Third Amendment to Office Lease Agreement dated July 28, 1998 (the “Third Amendment”); (iv) that certain Fourth Amendment to Office Lease Agreement dated December 13, 2001 (the “Fourth Amendment”); (v) that certain Fifth Amendment to Office Lease Agreement dated August 18, 2003 (the “Fifth Amendment”); and (vi) that certain Sixth Amendment to Office Lease Agreement March 16, 2005 (the “Sixth Amendment”) (the Original Lease, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment and this Seventh Amendment are hereinafter collectively referred to as the “Lease”), by and between Landlord and Tenant, Landlord has leased to Tenant certain premises located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033, as more particularly described in the Lease; and
     B. Tenant desires to consolidate its entire operations to Suite 550 and to vacate the remaining leased premises; and
     C. Landlord and Tenant have agreed to amend certain terms and provisions of the Lease as provide herein, subject to approval by the United States Bankruptcy Court for the Eastern District of Virginia.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.	All capitalized terms used in this Seventh Amendment shall, unless specifically defined herein, have the same meaning and definition as used in the Lease.

2.	On or before October 31, 2005 Tenant shall vacate its leased premises on the first floor of the Building and which is known as Suite 160 and Suite 155 (the “Surrendered Space”). On the later of October 31, 2005 or the date Tenant actually vacates the Surrendered Space to Landlord in accordance with the Lease, the Lease shall terminate as to the Surrendered Space. Time is of the essence.

3.	Tenant shall continue to lease from Landlord 11,305 square feet of the Fifth Floor and which is known as Suite 550 (the “Assumed Space”). Tenant agrees to accept the Assumed Space in its “as is” and “where is” condition and Landlord shall have no obligation to make any improvements or modifications whatsoever to such premises or to the Building.

4.	Tenant’s Base Rent for the Assumed Space during the remainder of the Term shall be $25,671.77 per month, which amount is based on $27.25 per square foot of Rentable Area comprising the Assumed Space. Tenant shall continue to pay Additional Rent for the Assumed Space in accordance with the Lease.

5.	The Expiration Date of the Lease shall remain January 31, 2006 (“Lease Expiration Date”) as set forth in the Sixth Amendment. Tenant shall vacate the Assumed Space in accordance with the Lease no later than the Lease Expiration Date.

6.	Except as expressly modified by this Seventh Amendment, the Lease remains unchanged and in full force and effect.
     IN WITNESS HEREOF, Landlord and Tenant have executed this Seventh Amendment as of the day and year first above written.

LANDLORD:

HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership

By:	FAIR LAKES HYATT LIMITED PARTNERSHIP, a Virginia limited partnership, its general partner

	By:	Fair Lakes of Virginia, Inc., a Virginia corporation, its general partner

By:

Name:

Title:

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TENANT:

XYBERNAUT CORPORATION, formerly known as Computer Products and Services, Inc., a Delaware corporation

By:

Name:

Title:

3